Exhibit 99.1



CWALT 2005-37T1                                                                                                  MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool                                                           348 records
All records                                                                                                Balance: 191,817,687
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                        Number                             Percent                                   Wtd
                            Of             Aggregate            of           Average                 Avg
                       Initial             Principal       Initial         Principal                Calc
Mortgage              Mortgage               Balance      Mortgage       Outstanding                 Rem      FICO     Original
Rates (%)                Loans           Outstanding          Pool           Balance       WAC      Term     Score          LTV
-------------------------------------------------------------------------------------------------------------------------------
5.500                        4          2,224,800.00          1.16        556,200.00     5.500       360       664        77.32
5.625                        5          2,817,000.00          1.47        563,400.00     5.625       360       674        69.55
5.750                       18          9,579,065.00          4.99        532,170.28     5.750       360       672        77.36
5.875                       68         37,376,598.15         19.49        549,655.86     5.875       360       673        73.38
5.940                        1            390,000.00          0.20        390,000.00     6.250       360       728        82.11
6.000                       65         36,586,395.91         19.07        562,867.63     6.000       360       685        73.14
6.080                        1            610,000.00          0.32        610,000.00     6.250       360       648        82.43
6.125                       34         22,925,452.58         11.95        674,278.02     6.125       360       700        72.00
6.250                       48         24,865,005.13         12.96        518,020.94     6.250       360       697        71.37
6.255                        1            564,400.00          0.29        564,400.00     6.375       360       649        85.00
6.375                       27         14,068,911.94          7.33        521,070.81     6.375       360       690        74.53
6.380                        1            387,000.00          0.20        387,000.00     6.750       360       655        90.00
6.500                       35         19,393,789.38         10.11        554,108.27     6.500       360       696        71.52
6.625                       10          4,352,232.00          2.27        435,223.20     6.625       360       728        78.41
6.750                       11          5,751,639.19          3.00        522,876.29     6.750       360       697        72.62
6.875                        7          3,878,189.52          2.02        554,027.07     6.875       360       694        75.03
7.000                        2          1,036,000.00          0.54        518,000.00     7.000       360       696        80.00
7.125                        3          1,365,153.00          0.71        455,051.00     7.125       360       683        83.56
7.250                        2            951,500.00          0.50        475,750.00     7.250       360       750        77.44
7.375                        2            851,000.00          0.44        425,500.00     7.375       360       742        84.55
7.500                        1            467,400.00          0.24        467,400.00     7.500       358       627        95.00
7.625                        1            476,155.12          0.25        476,155.12     7.625       359       675        82.87
7.875                        1            900,000.00          0.47        900,000.00     7.875       360       729        69.23
-------------------------------------------------------------------------------------------------------------------------------
Total:                     348        191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.500
Maximum: 7.875
Weighted Average: 6.175
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of
[ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.
These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE
PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF
ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus
Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co.
Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or
Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
E:\cas a-e\countrywide\2005-37T1\cw-20050707-data.cas            Jul 13, 2005 12:08                              Page 1 of 6




CWALT 2005-37T1                                                                                                  MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool                                                           348 records
All records                                                                                                Balance: 191,817,687
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                           Number                         Percent                                   Wtd
Current                        Of         Aggregate            of          Average                  Avg
Mortgage                  Initial         Principal       Initial        Principal                 Calc
Loan                     Mortgage           Balance      Mortgage      Outstanding                  Rem      FICO     Original
Amounts                     Loans       Outstanding          Pool          Balance       WAC       Term     Score          LTV
--------------------------------------------------------------------------------------------------------------------------------
300,000.01 -
400,000.00                     68     26,025,582.93         13.57       382,729.16     6.244        360       679        75.96
400,000.01 -
500,000.00                    140     63,435,074.82         33.07       453,107.68     6.217        360       684        76.39
500,000.01 -
600,000.00                     56     30,501,636.82         15.90       544,672.09     6.099        360       685        77.39
600,000.01 -
700,000.00                     34     21,995,129.87         11.47       646,915.58     6.093        360       679        71.44
700,000.01 -
800,000.00                     19     14,113,963.88          7.36       742,840.20     6.117        360       695        67.80
800,000.01 -
900,000.00                      9      7,658,200.00          3.99       850,911.11     6.446        360       712        64.05
900,000.01 -
1,000,000.00                    8      7,934,900.00          4.14       991,862.50     6.141        360       695        65.05
1,100,000.01 -
1,200,000.00                    1      1,200,000.00          0.63     1,200,000.00     6.125        360       786        77.67
1,200,000.01 -
1,300,000.00                    4      5,105,990.00          2.66     1,276,497.50     6.095        360       714        67.23
1,300,000.01 -
1,400,000.00                    2      2,750,000.00          1.43     1,375,000.00     6.375        359       695        71.67
1,400,000.01 -
1,500,000.00                    5      7,452,208.60          3.89     1,490,441.72     6.151        359       726        68.21
1,600,000.01 -
1,700,000.00                    1      1,645,000.00          0.86     1,645,000.00     6.125        360       660        70.00
1,900,000.01 -
2,000,000.00                    1      2,000,000.00          1.04     2,000,000.00     5.875        357       698        58.57
--------------------------------------------------------------------------------------------------------------------------------
Total:                        348    191,817,686.92        100.00       551,200.25     6.178        360       689        73.47
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 359,641.62
Maximum: 2,000,000.00
Average: 551,200.25
--------------------------------------------------------------------------------------------------------------------------------







CWALT 2005-37T1                                                                                                  MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool                                                           348 records
All records                                                                                                Balance: 191,817,687
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                         Number                            Percent                                   Wtd
                             Of            Aggregate            of           Average                 Avg
                        Initial            Principal       Initial         Principal                Calc
FICO                   Mortgage              Balance      Mortgage       Outstanding                 Rem      FICO     Original
Score                     Loans          Outstanding          Pool           Balance       WAC      Term     Score          LTV
-------------------------------------------------------------------------------------------------------------------------------
660 >=                      138        69,753,347.61         36.36        505,459.04     6.027       360       642        76.32
661 - 680                    39        23,641,186.37         12.32        606,184.27     6.323       360       670        68.38
681 - 700                    59        33,422,103.98         17.42        566,476.34     6.232       360       691        72.59
701 - 720                    29        15,636,811.38          8.15        539,200.39     6.266       360       711        73.65
721 >=                       83        49,364,237.58         25.73        594,749.85     6.257       360       754        72.41
-------------------------------------------------------------------------------------------------------------------------------
Total:                      348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of
[ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.
These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE
PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF
ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus
Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co.
Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or
Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
E:\cas a-e\countrywide\2005-37T1\cw-20050707-data.cas            Jul 13, 2005 12:08                              Page 2 of 6




CWALT 2005-37T1                                                                                                  MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool                                                           348 records
All records                                                                                                Balance: 191,817,687
-------------------------------------------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------------------------------------------------------
                         Number                            Percent                                   Wtd
                             Of            Aggregate            of           Average                 Avg
                        Initial            Principal       Initial         Principal                Calc
Type                   Mortgage              Balance      Mortgage       Outstanding                 Rem      FICO     Original
Program                   Loans          Outstanding          Pool           Balance       WAC      Term     Score          LTV
--------------------------------------------------------------------------------------------------------------------------------
Reduced                     175       100,878,229.00         52.59        576,447.02     6.292       360       712        72.26
Full                        114        60,616,283.58         31.60        531,721.79     6.066       360       662        74.51
Alternative                  51        26,282,825.55         13.70        515,349.52     6.027       360       653        75.61
Preferred                     8         4,040,348.79          2.11        505,043.60     5.974       360       745        73.90
--------------------------------------------------------------------------------------------------------------------------------
Total:                      348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                         Number                            Percent                                   Wtd
Original                     Of            Aggregate            of           Average                 Avg
Loan-to-                Initial            Principal       Initial         Principal                Calc
Value                  Mortgage              Balance      Mortgage       Outstanding                 Rem      FICO     Original
Ratio (%)                 Loans          Outstanding          Pool           Balance       WAC      Term     Score          LTV
----------------------------------------------------------------------------------------------------------------------------------

<= 50.00                     12         9,164,681.43          4.78        763,723.45     6.231       360       688        42.62
50.01 - 55.00                 7         3,898,500.00          2.03        556,928.57     6.071       360       681        52.57
55.01 - 60.00                11         7,156,936.00          3.73        650,630.55     6.127       359       688        57.61
60.01 - 65.00                27        18,081,649.30          9.43        669,690.71     6.178       360       700        63.32
65.01 - 70.00                31        20,504,406.05         10.69        661,432.45     6.167       360       695        68.65
70.01 - 75.00                44        24,166,714.68         12.60        549,243.52     6.218       360       693        73.96
75.01 - 80.00               191        97,559,342.22         50.86        510,781.90     6.148       360       688        79.40
80.01 - 85.00                 7         3,511,055.12          1.83        501,579.30     6.385       360       662        83.35
85.01 - 90.00                12         5,398,396.15          2.81        449,866.35     6.305       360       654        89.15
90.01 - 95.00                 6         2,376,005.97          1.24        396,001.00     6.598       359       649        94.40
----------------------------------------------------------------------------------------------------------------------------------
Total:                      348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.24
Maximum: 95.00
Weighted Average by Current Balance: 73.47
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of
[ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.
These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE
PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF
ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus
Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co.
Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or
Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
E:\cas a-e\countrywide\2005-37T1\cw-20050707-data.cas            Jul 13, 2005 12:08                              Page 3 of 6




CWALT 2005-37T1                                                                                                  MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool                                                           348 records
All records                                                                                                Balance: 191,817,687
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                         Number                             Percent                                  Wtd
                             Of            Aggregate             of          Average                 Avg
                        Initial            Principal        Initial        Principal                Calc
                       Mortgage              Balance       Mortgage      Outstanding                 Rem      FICO     Original
State                     Loans          Outstanding           Pool          Balance       WAC      Term     Score          LTV
-------------------------------------------------------------------------------------------------------------------------------
Alabama                       2           832,564.96           0.43       416,282.48     6.119       359       630        76.24
Alaska                        1           700,000.00           0.36       700,000.00     5.625       360       633        70.00
Arizona                       6         3,921,667.66           2.04       653,611.28     6.147       359       680        72.35
California                  147        80,729,838.83          42.09       549,182.58     6.203       360       694        72.14
Colorado                      5         2,673,000.00           1.39       534,600.00     6.096       360       697        77.47
Connecticut                   6         5,126,680.00           2.67       854,446.67     6.015       359       674        64.37
District of
of Columbia                   1           450,000.00           0.23       450,000.00     6.500       360       684        75.00
Florida                      27        14,503,390.28           7.56       537,162.60     6.138       360       696        74.14
Georgia                       2         1,262,000.00           0.66       631,000.00     6.222       360       671        61.17
Illinois                     10         4,373,305.76           2.28       437,330.58     6.185       360       678        78.88
Louisiana                     2           952,151.30           0.50       476,075.65     6.096       360       648        87.42
Maryland                     11         5,458,685.72           2.85       496,244.16     6.174       360       682        72.43
Massachusetts                11         6,079,755.78           3.17       552,705.07     6.136       360       679        75.26
Michigan                      4         1,994,400.00           1.04       498,600.00     6.075       360       642        83.12
Minnesota                     5         2,693,700.00           1.40       538,740.00     5.981       360       665        72.12
Missouri                      1           782,000.00           0.41       782,000.00     5.750       360       687        78.20
Montana                       1           555,282.00           0.29       555,282.00     6.625       360       694        80.00
Nevada                        9         4,578,541.62           2.39       508,726.85     6.214       360       697        74.98
New Jersey                   25        15,228,929.87           7.94       609,157.19     6.253       360       705        74.64
New Mexico                    1           416,000.00           0.22       416,000.00     6.625       360       786        69.33
New York                     22        12,553,727.00           6.54       570,623.95     6.235       360       686        71.06
North
Carolina                      4         1,889,232.00           0.98       472,308.00     6.310       360       705        78.53
Ohio                          2         1,365,300.00           0.71       682,650.00     5.669       360       674        74.61
Oklahoma                      1           383,500.00           0.20       383,500.00     5.875       360       644        91.53
Oregon                        2           888,555.00           0.46       444,277.50     6.427       359       700        74.73
Pennsylvania                  6         2,829,955.00           1.48       471,659.17     5.992       360       689        77.38
Rhode Island                  1           560,000.00           0.29       560,000.00     6.000       360       715        80.00
South
Carolina                      2         1,209,000.00           0.63       604,500.00     6.346       360       645        71.59
Texas                         1           360,050.00           0.19       360,050.00     6.625       360       688        95.00
Virginia                     21        10,216,974.14           5.33       486,522.58     6.123       360       671        77.87
Washington                    9         6,249,500.00           3.26       694,388.89     6.183       360       674        75.05
-------------------------------------------------------------------------------------------------------------------------------
Total:                      348       191,817,686.92         100.00       551,200.25     6.178       360       689        73.47
-------------------------------------------------------------------------------------------------------------------------------

Number of States
Represented including
Washington D.C.:                       31
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of
[ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.
These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE
PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF
ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus
Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co.
Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or
Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
E:\cas a-e\countrywide\2005-37T1\cw-20050707-data.cas            Jul 13, 2005 12:08                              Page 4 of 6




CWALT 2005-37T1                                                                                                  MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool                                                           348 records
All records                                                                                                Balance: 191,817,687
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                         Number                            Percent                                   Wtd
                             Of            Aggregate            of           Average                 Avg
                        Initial            Principal       Initial         Principal                Calc
Loan                   Mortgage              Balance      Mortgage       Outstanding                 Rem      FICO     Original
Purpose                   Loans          Outstanding          Pool           Balance       WAC      Term     Score          LTV
-------------------------------------------------------------------------------------------------------------------------------
Refinance -
Cashout                     188        99,709,892.50         51.98        530,371.77     6.168       360       678        72.23
Purchase
Refinance-                  116        66,475,951.16         34.66        573,068.54     6.202       360       705        75.89
Rate
Term                         44        25,631,843.26         13.36        582,541.89     6.153       360       689        71.98
-------------------------------------------------------------------------------------------------------------------------------
Total:                      348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                        Number                             Percent                                   Wtd
                            Of             Aggregate            of           Average                 Avg
                       Initial             Principal       Initial         Principal                Calc
Property              Mortgage               Balance      Mortgage       Outstanding                 Rem      FICO     Original
Type                     Loans           Outstanding          Pool           Balance       WAC      Term     Score          LTV
-------------------------------------------------------------------------------------------------------------------------------
Single
Family
Residence                   238       132,497,812.56         69.07        556,713.50     6.144       360       685        72.73
PUD                          66        35,541,425.19         18.53        538,506.44     6.274       360       683        75.13
Condo                        34        17,986,999.17          9.38        529,029.39     6.173       360       718        74.87
2-4
Family                       10         5,791,450.00          3.02        579,145.00     6.373       360       711        75.83
-------------------------------------------------------------------------------------------------------------------------------
Total:                      348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                         Number                            Percent                                   Wtd
                             Of            Aggregate            of           Average                 Avg
                        Initial            Principal       Initial         Principal                Calc
Occupancy              Mortgage              Balance      Mortgage       Outstanding                 Rem      FICO     Original
Type                      Loans          Outstanding          Pool           Balance       WAC      Term     Score          LTV
-------------------------------------------------------------------------------------------------------------------------------
Primary                     300       166,216,593.93         86.65        554,055.31     6.158       360       682        73.48
Investment                   31        14,857,657.77          7.75        479,279.28     6.421       360       729        72.96
Second
Home                         17        10,743,435.22          5.60        631,966.78     6.148       360       727        73.94
-------------------------------------------------------------------------------------------------------------------------------
Total:                      348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of
[ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.
These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE
PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF
ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus
Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co.
Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or
Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
E:\cas a-e\countrywide\2005-37T1\cw-20050707-data.cas            Jul 13, 2005 12:08                              Page 5 of 6




CWALT 2005-37T1                                                                                                  MORGAN STANLEY
Preliminary Pool - Represents a portion of the Final Pool                                                           348 records
All records                                                                                                Balance: 191,817,687
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                         Number                            Percent                                   Wtd
Remaining                    Of            Aggregate            of           Average                 Avg
Term to                 Initial            Principal       Initial         Principal                Calc
Maturity               Mortgage              Balance      Mortgage       Outstanding                 Rem      FICO     Original
(Months)                  Loans          Outstanding          Pool           Balance       WAC      Term     Score          LTV
-------------------------------------------------------------------------------------------------------------------------------
301 - 360                   348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
Total:                      348       191,817,686.92        100.00        551,200.25     6.178       360       689        73.47
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 357
Maximum: 360
Weighted Average: 359.8
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing [interests in / debt of] the above trust, and is based in part on information provided by [ORIGINATOR] with respect to the expected characteristics of the pool of
[ASSET] in which these securities will represent [undivided beneficial interests / debt obligations]. The actual characteristics and performance of the [ASSET] will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.
These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE
PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF
ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus
Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co.
Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and
Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or
Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
E:\cas a-e\countrywide\2005-37T1\cw-20050707-data.cas            Jul 13, 2005 12:08                              Page 6 of 6
